UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) 25 April 2007
                                                          -------------

                        Microwave Filter Company, Inc.
               (Exact Name of Registrant as Specified in Charter)


          New York                      0-10976                   16-0928443
-----------------------------   -----------------------      -------------------
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)


 6743 Kinne Street, East Syracuse, New York                        13057
 ------------------------------------------------                ----------
      (Address of Principal Executive Offices)                   (Zip Code)

                                 (315) 438-4700
                                 --------------
               Registrant's telephone number, including area code

                                 not applicable
             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 3.01, Notice of Delisting or Failure to Satisfy a Continued Listing Rule
or Standard; Transfer of Listing;

Microwave Filter Company, Inc. (Symbol:MFCO) received a Nasdaq Staff Deficiency Letter on April 20, 2007 indicating that the Company fails to comply with the minimum bid price requirement for continued listing set forth in Marketplace Rule 4310(c)(4). For the last 30 consecutive business days, the bid price of the Company's common stock has closed below the minimum $1.00 per share requirement.

NASDAQ Marketplace Rule 4310(c)(8)(D) provides the Company 180 days, or until October 17, 2007, to regain compliance with NASDAQ's minimum bid price requirement. In order to regain compliance, the bid price of the Company's common stock must close at $1.00 per share or more for a minimum of 10 consecutive trading days prior to October 17, 2007.

On April 25, 2007, Microwave Filter Company issued a press release, attached to this Current Report on Form 8-K as Exhibit 99.1, reporting that it received the notice.


Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

99.1 Press Release dated April 25, 2007

                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      Microwave Filter Company, Inc.
                                      --------------------------------
                                      (Registrant)


Date: April 25, 2007              By:  /s/ Richard L. Jones
                                  ------------------------------------
                                     Richard L. Jones
                                     Chief Financial Officer